UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 11, 2022

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado  80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of DMC Global Inc. (the “Company”) was held on May 11, 2022. At the Annual Meeting, the stockholders of the Company (i) elected the eight persons listed below to serve as directors of the Company until the 2023 Annual Meeting of Stockholders; (ii) approved, by a non-binding advisory vote, the compensation of the Company’s executive officers; (iii) approved an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares; and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Company had 19,457,482 shares of Common Stock outstanding as of March 17, 2022, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 18,601,130 shares of Common Stock were present in person or represented by proxy. The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1: The stockholders elected each of the eight nominees to the Board of Directors for a one-year term. The voting results were as follows:

Name	Shares Voted "For"	Shares Withheld	Broker Non-Votes
David C. Aldous	17,027,341	108,057	1,465,732
Andrea E. Bertone	17,036,598	98,800	1,465,732
Robert A. Cohen	16,722,349	413,049	1,465,732
Ruth I. Dreessen	17,052,908	82,490	1,465,732
Richard P. Graff	16,739,227	396,171	1,465,732
Michael A. Kelly	11,672,952	5,462,446	1,465,732
Kevin T. Longe	16,999,762	135,636	1,465,732
Clifton Peter Rose	16,893,296	242,102	1,465,732

Proposal 2: The results on the non-binding advisory vote concerning the compensation of the Company's named executive officers (the “say-on-pay vote”) were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
15,899,593	1,102,593	133,212	1,465,732

Proposal 3: The stockholders approved the amendment of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"
17,857,400	739,718	4,012

Proposal 4: The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"
18,237,428	359,945	3,757

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	May 17, 2022	By:	/s/ Michael Kuta
Michael Kuta
Chief Financial Officer